SUPPLEMENT TO

CALVERT CLASS I (INSTITUTIONAL) SHARES PROSPECTUS
Calvert Social Investment Fund Balanced Portfolio
Calvert Social Investment Fund Bond Portfolio
Calvert Income Fund
Calvert Short Duration Income Fund

Prospectus dated January 31, 2006, as revised August 10, 2006

Date of Supplement: September 1, 2006

Matt Nottingham has resigned as co-portfolio manager of each Fund. To reflect this change, the Prospectus is revised as follows:

Delete all references to Matt Nottingham under "Advisor, Subadvisors and Portfolio Managers -- CSIF Balanced" on page 75; "Advisor, Subadvisors and Portfolio Managers -- Fixed Income Investments of CSIF Balanced" on page 76; "Advisor, Subadvisors and Portfolio Managers -- CSIF Bond" on page 83; "Advisor, Subadvisors and Portfolio Managers -- Calvert Income" on page 83; and "Advisor, Subadvisors and Portfolio Managers -- Calvert Short Duration Income" on page 83.